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                                                                    EXHIBIT 99.1

[STEMCELLS LOGO]

StemCells, Inc. (Ticker: STEM, Exchange: NASDAQ)
News Release -- July 30, 2004

            STEMCELLS ANNOUNCES SECOND QUARTER 2004 FINANCIAL RESULTS

PALO ALTO, Calif., July 30, 2004 - StemCells, Inc. (NASDAQ: STEM) today reported its financial results for the second quarter ended June 30, 2004.

The Company reported a loss of $3,303,000, or $0.08 per share, for the second quarter ended June 30, 2004, compared to a loss before dividends and deemed dividends of $2,713,000, or $0.09 per share, for the second quarter ended June 30, 2003. For the second quarter in 2003, net loss applicable to common shareholders after dividends and deemed dividends to preferred shareholders was $3,928,000 or $0.13 per share. There were no dividends or deemed dividends for the same period in 2004, as all of the Company's previously outstanding cumulative convertible preferred stock was converted to the Company's common stock prior to the end of 2003. Total revenue for the second quarter of 2004 and 2003 was $6,000 and $60,000 respectively. Revenue for 2004 and 2003 was primarily from grants and licensing agreements. Cash and cash equivalents were $26,022,000 at the end of June 30, 2004, compared with $6,534,000 at the end of June 30, 2003.

The increase in net loss from 2003 to 2004 for the quarter reported was primarily attributable to the increase in expenditures required for various activities undertaken toward our planned IND (Investigational New Drug) filing and a revision to our accrued wind-down expenses associated with our former corporate headquarters in Rhode Island. As previously reported, the Company is targeting the filing of its first IND early next year, to evaluate the safety and efficacy of its proprietary human neural stem cells as a treatment for Batten disease, an always fatal neurodegenerative lysosomal storage disorder.

Martin McGlynn, President and CEO commented, "The Company remains on track to file the IND in the first quarter of next year and equally important, as a result of our recent financing on June 17, 2004, we now have the necessary capital to initiate the trial once it is approved by the FDA."

ABOUT STEMCELLS INC.

StemCells, Inc. is a biotechnology company focused on the discovery, development and commercialization of stem cell-based therapies to treat diseases of the nervous system, liver, and pancreas. The Company's stem cell programs seek to repair or repopulate neural or other tissue that has been damaged or lost as a result of disease or injury. Further information about the Company is available on its web site at www.stemcellsinc.com.

APART FROM STATEMENTS OF HISTORICAL FACTS, THE TEXT OF THIS PRESS RELEASE CONSTITUTES FORWARD-LOOKING STATEMENTS REGARDING, AMONG OTHER THINGS, THE FUTURE BUSINESS OPERATIONS OF STEMCELLS, INC. ("THE COMPANY"). THE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS NEWS RELEASE. STEMCELLS DOES NOT UNDERTAKE TO UPDATE ANY OF THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES THAT OCCUR AFTER THE DATE HEREOF. SUCH STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS AND ARE BASED ON CERTAIN ASSUMPTIONS THAT MAY OR MAY NOT ULTIMATELY PROVE VALID. THE COMPANY'S ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE CONTEMPLATED IN THE FORWARD-LOOKING STATEMENTS DUE TO RISKS AND UNCERTAINTIES TO WHICH THE COMPANY IS SUBJECT, INCLUDING UNCERTAINTIES REGARDING THE COMPANY'S ABILITY TO OBTAIN THE CAPITAL RESOURCES NEEDED TO CONTINUE ITS CURRENT RESEARCH AND

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DEVELOPMENT OPERATIONS AND TO CONDUCT THE RESEARCH, PRECLINICAL DEVELOPMENT AND
CLINICAL TRIALS NECESSARY FOR REGULATORY APPROVALS; THE FACT THAT THE COMPANY'S STEM CELL TECHNOLOGY IS AT THE PRE-CLINICAL STAGE AND HAS NOT YET LED TO THE DEVELOPMENT OF ANY PROPOSED PRODUCT; THE UNCERTAINTY WHETHER THE COMPANY WILL BE ABLE TO FILE AN IND IN THE TIME IT PROJECTS AND WHETHER THE FDA WILL PERMIT IT TO PROCEED TO CLINICAL TESTING; THE UNCERTAINTY WHETHER THE COMPANY WILL ACHIEVE REVENUES FROM PRODUCT SALES OR BECOME PROFITABLE; UNCERTAINTIES REGARDING THE COMPANY'S OBLIGATIONS IN REGARD TO ITS FORMER ENCAPSULATED CELL THERAPY FACILITIES IN RHODE ISLAND; AND OTHER FACTORS THAT ARE DESCRIBED IN EXHIBIT 99 TO THE COMPANY'S ANNUAL REPORT ON FORM 10-K ENTITLED "CAUTIONARY FACTORS RELEVANT TO FORWARD-LOOKING STATEMENTS."

Corporate Contact:
StemCells, Inc.
Martin McGlynn, President & CEO
650-475-3100, ext 108
                                     -more-
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                                 STEMCELLS INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                     Three months ended              Six months ended
                                                 --------------------------      --------------------------
                                                          June 30,                        June 30,
                                                 --------------------------      --------------------------
                                                    2004            2003            2004            2003
                                                 ----------      ----------      ----------      ----------
Revenue from grants and licensing agreements             $6             $60             $99            $119
Operating Expenses
Research and development                              1,939           1,740           3,807           3,080
General & administrative                                877             782           1,741           1,598
Wind-down expenses related to our
former corporate headquarters                           468             220             598             473
                                                 ----------      ----------      ----------      ----------
Total operating expenses                              3,284           2,742           6,146           5,151
Loss from operations                                 (3,278)         (2,682)         (6,047)         (5,032)
Other income (expense)                                  (25)            (30)            (26)            (90)
                                                 ----------      ----------      ----------      ----------
Net loss                                             (3,303)         (2,712)         (6,073)         (5,122)
Dividend to preferred shareholders                       47              47
Deemed dividend                                       1,168           1,488
                                                 ----------      ----------      ----------      ----------
Net loss applicable to common shareholders          ($3,303)        ($3,927)        ($6,073)        ($6,657)
Net loss per share applicable to common
shareholders; basic and diluted                      ($0.08)         ($0.13)         ($0.14)         ($0.23)
Weighted average shares - basic and diluted      43,066,807      31,157,909      42,038,437      29,062,107

                                 STEMCELLS INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                   JUNE 30,        DECEMBER 31,
                                                     2004             2003
                                                  -----------      ------------
(IN THOUSANDS)                                    (UNAUDITED)          (a)
Assets
Current assets:
  Cash & cash equivalents                            26,022          $13,082
  Other current assets                                  215              325
                                                    -------          -------
Total current assets                                 26,237           13,407
Property, plant & equipment, net                      3,215            3,611
Other assets, net                                     2,719            2,768
                                                    -------          -------
Total assets                                        $32,171          $19,786
Liabilities and stockholders' equity
Current liabilities                                 $ 2,618          $ 2,522
Non-current liabilities                               5,810            6,300
Stockholders' equity                                 23,743           10,964
                                                    -------          -------
Total liabilities and stockholders' equity          $32,171          $19,786
                                                    -------          -------

(a) Derived from audited financial statements included in StemCells' annual report on form 10-K filed with the SEC.